                                                                    Exhibit 10.2

                   AMENDMENT NO. 1 TO REGISTRATION AGREEMENT

          AMENDMENT NO. 1 TO REGISTRATION AGREEMENT, dated as of December 15, 1998 (the "Amendment"), by and among Select Medical Corporation, a Delaware corporation (the "Company"), the stockholders of the Company whose names appear in Schedule I annexed hereto (collectively, the "Original Stockholders"), and the additional stockholders of the Company whose names appear in Schedule II annexed hereto (collectively, the "Additional Stockholders"), amending the Registration Agreement dated as of February 5, 1997 (the "Agreement") by and among the Company, the Original Stockholders and the other stockholders of the Company named as parties thereto at the foot thereof.

          WHEREAS, the Company, the Additional Stockholders and certain of the Original Stockholders (collectively, the "December 1998 Investors") are parties to a Securities Purchase Agreement dated as of December 15, 1998, providing, among other things, for the sale to such December 1998 Investors of an aggregate 21,224,489 shares (the "December 1998 Shares") of the Company's Common Stock, par value $.01 (the "Common Stock"); and

          WHEREAS, the Company and the Original Stockholders entered into the Agreement in order, among other things, to specify certain rights and obligations of each of the parties thereto with respect to the shares of Common Stock held by each of them; and

          WHEREAS, the Agreement may be amended by the written consent of the Company and the holders of 66.67% of the Registrable Securities (as defined therein); and

          WHEREAS, the Original Stockholders collectively own more than 66.67% of the outstanding Registrable Securities; and

          WHEREAS, the Company and the Original Stockholders now desire to amend the Agreement in the manner set forth below in order, among other things, to include the December 1998 Shares as Registrable Securities under the terms of the Agreement and to include the Additional Stockholders as parties to the Agreement;

          NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.    Definitions; References.  Unless otherwise specifically
                        -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof;" "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended by this Amendment.

          Section 2.    Additional Stockholders as Investors.  Effective as of
                        ------------------------------------
the date hereof, each of the Additional Stockholders shall become an Investor under the Agreement, and by such Additional Stockholder's execution of this Amendment, each of such Additional Stockholders agrees to comply with and be bound by all of the provisions of the Agreement as an Investor thereunder, as if an original signatory thereto. For purposes of the Agreement, the December 1998 Shares shall be deemed to be included in the term "Investor Registrable Securities".

          Section 3.    Amendment to Second Unnumbered Paragraph.  The second
                        ----------------------------------------
unnumbered paragraph of the Agreement is hereby amended to read in its entirety as follows:

          "The Company and certain of the Investors are parties to a Purchase Agreement, dated as of February 5, 1997 (the "1997 Purchase Agreement"). The Company, the Investors and the Additional Stockholders (as such term is defined in Amendment No. 1 to Registration Agreement dated as of December 15, 1998 among the Company and the parties thereto (the "Amendment")) are parties to a Securities Purchase Agreement, dated as of December 15, 1998 (the "1998 Purchase Agreement" and, collectively with the 1997 Purchase Agreement, the "Purchase Agreements" or the "Purchase Agreement"). In order to induce certain of the Investors to enter into the 1997 Purchase Agreement and the Investors and the Additional Stockholders to enter into the 1998 Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement, as amended by the Amendment. The execution and delivery of this Agreement is a condition to the Closing under the 1997 Purchase Agreement. The execution and delivery of the Amendment is a condition to the Closing under the 1998 Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 7 hereof."

          Section 4.    Amendment of Section 7(b).  Section 7(b) is hereby
                        -------------------------
amended to read in its entirety as follows:

          "'Investor Registrable Securities' means (i) any Common Stock issued
            -------------------------------
     pursuant to either of the Purchase Agreements (whether issued before or after the respective dates thereof), (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) inclusive, above."

          Section 5.    Amendment of Section 7(d).  Section 7(d) is hereby
                        -------------------------
amended to read in its entirety as follows:

          "Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the 1997 Purchase Agreement."

          Section 6.    Addition to Schedule of Holders.  The Schedule of
                        -------------------------------
Holders annexed to the Agreement is hereby amended by adding the names and addresses of each of the Additional Stockholders set forth in Schedule II hereto.

          Section 7.    Effect of Amendment.  Except as expressly provided in
                        -------------------
this Amendment, nothing herein shall affect or be deemed to affect any provisions of the Agreement, and except only to the extent that they may be varied hereby, all of the terms of the Agreement shall remain unchanged and in fill force and effect.

          Section 8.    Applicable Law.  This Amendment shall be construed and
                        --------------
enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without reference to the principles of conflicts of law.

          Section 9.    Counterparts.  This Amendment may be executed in
                        ------------
counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing such party's signature hereto.

          IN WITNESS WHEREOF, the Company, the Original Stockholders and the Additional Stockholders have executed this Amendment as of the day and year first above written.

               SELECT MEDICAL CORPORATION



               By /s/ Rocco A. Ortenzio
                 ---------------------------------
               Name:
               Title:

               ORIGINAL STOCKHOLDERS:

               GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.
               By GTCR V, L.P., General Partner
               By Golder, Thoma, Cressey, Rauner, Inc., General Partner


               By /s/ Donald J. Edwards
                 ---------------------------------
               Name:
               Title:


               WELSH, CARSON, ANDERSON & STOWE VII, L.P.
               By WCAS VII Partners, L.P., General Partner


               By /s/ Laura Van Buren
                 ---------------------------------
               Name:
               Title:


               WCAS HEALTHCARE PARTNERS, L.P.
               By WCAS HC Partners, General Partner


               By /s/ Russell L. Carson
                 ---------------------------------
               Name:
               Title:

               Bruce K. Anderson
               Russell L. Carson
               Anthony J. de Nicola
               Thomas E. McInerney
               James B. Hoover
               Robert A. Minicucci
               Andrew M. Paul
               Paul B. Queally
               Richard H. Stowe
               Laura M. VanBuren
               Patrick J. Welsh

               By /s/ Laura Van Buren
                 ---------------------------------
                         Laura M. VanBuren
                         Individually and as
                         Attorney-in-Fact



               /s/ Rocco A. Ortenzio
               -----------------------------------
                              Rocco Ortenzio


               /s/ Robert A. Ortenzio
               -----------------------------------
                              Robert Ortenzio



               SELECT INVESTMENTS II


               By /s/ Rocco A. Ortenzio
                 ---------------------------------
               Name:
               Title:

               SELECT PARTNERS, L.P.



               By /s/ Rocco A. Ortenzio
                 ---------------------------------
               Name:
               Title:

               ADDITIONAL STOCKHOLDERS:
               WCAS CAPITAL PARTNERS III, L.P.
               By WCAS CP III Associates, L.L.C., General Partner



               By /s/ Laura Van Buren
                 ---------------------------------
               Name:
               Title:

               /s/ Lawrence B. Sorrel
               -----------------------------------
                         Lawrence B. Sorrel


               /s/ Priscilla A. Newman
               -----------------------------------
                         Priscilla A. Newman


               /s/ Rudolph Rupert
               -----------------------------------
                         Rudolph Rupert


               /s/ D. Scott Mackesy
               -----------------------------------
                         D. Scott Mackesy


               GTCR FUND VI, L.P.
               By GTCR Partners VI, L.P., General Partner
               By GTCR Golder Rauner, L.L.C., General Partner

               By /s/ Donald J. Edwards
                 ---------------------------------
               Name:
               Its: Principal


               THOMA CRESSEY FUND VI, L.P.
               By TC Partners VI, L.P., General Partner
               By Thoma Cressey Equity Partners Inc., General Partner

               By Illegible
                 ---------------------------------
               Name:
               Title:

               SELECT HEALTHCARE INVESTORS I, L.P.


               By /s/ Rocco A. Ortenzio
                 ---------------------------------
               Name:
               Title:

               ANVERS, L.P.

               By /s/ Leopold Swergold
                 ---------------------------------
               Name:
               Title:

               ANVERS II, L.P.

               By /s/ Leopold Swergold
                 ---------------------------------
               Name:
               Title:

               GTCR VI EXECUTIVE FUND, L.P.
               By GTCR Partners VI, L.P., General Partner
               By GTCR Golder Rauner, L.L.C., General Partner


               By /s/ Donald J. Edwards
                 ---------------------------------
               Name:
               Its: Principal


               GTCR ASSOCIATES VI
               By GTCR Partners VI, L.P., Managing Genera! Partner By GTCR Golder Rauner L.L.C., General Partner

               By /s/ Donald J. Edwards
                 ---------------------------------
               Name:
               Its: Principal


               /s/ Bryan C. Cressey
               -----------------------------------
               Bryan C. Cressey

                                  SCHEDULE I

                             Original Stockholders
                             ---------------------

Golder, Thoma, Cressey, Rauner Fund V, L.P.

Welsh, Carson, Anderson & Stowe VII, L.P.
WCAS Healthcare Partners, L.P.
Bruce K. Anderson
Russell L. Carson
Anthony J. de Nicola
Thomas E. McInerney
James B. Hoover
Robert A. Minicucci
Andrew M. Paul
Paul B. Queally
Richard H. Stowe
Laura M. VanBuren
Patrick J. Welsh

Rocco Ortenzio
Robert Ortenzio
Select Investments II
Select Partners, L.P.

                                  SCHEDULE II

                            Additional Stockholders
                            -----------------------

WCAS Capital Partners III, L.P.
Lawrence B. Sorrel
Priscilla A. Newman
Rudolph Rupert
D. Scott Mackesy

     c/o Welsh, Carson, Anderson & Stowe
     320 Park Avenue, Suite 2500
     New York, New York 10022
     Attention: Lawrence B. Sorrel

GTCR Fund VI, L.P.
GTCR VI Executive Fund, L.P.
GTCR Associates VI

     6100 Sears Tower
     233 South Wacker Drive
     Chicago, IL 60606-6402
     Attention: Donald J. Edwards

Thoma Cressey Fund VI, L.P.

     Sears Tower, 44th floor
     233 South Wacker Drive
     Chicago, IL 60606-6402
     Attention: Bryan C. Cressey

Bryan C. Cressey

     Sears Tower, 44th floor
     233 South Wacker Drive
     Chicago, IL 60606-6402

Select Healthcare Investors I, L.P.

     c/o Select Medical Corporation
     4718 Old Gettysburg Road
     P.O. Box 2034
     Mechanicsburg, Pennsylvania 17055

Anvers, L.P.
Anvers II, L.P.

     Furman Selz Incorporated
     230 Park Avenue
     New York, New York 10169
     Attention:  Leo Swergold